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                               CLASS A SHARES OF

                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                        Supplement dated August 1, 2001
                     to the Prospectus dated August 1, 2001

The Board of Trustees of AIM Tax-Exempt Funds ("ATEF") unanimously approved, on June 13, 2001, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Tax-Exempt Bond Fund of Connecticut ("Tax-Exempt Bond Fund of Connecticut"), a series of ATEF, would transfer substantially all of its assets to AIM Municipal Bond Fund ("Municipal Bond Fund"), a series of AIM Investment Securities Funds. As a result of the transaction, shareholders of Tax-Exempt Bond Fund of Connecticut would receive shares of Municipal Bond Fund in exchange for their shares of Tax-Exempt Bond Fund of Connecticut, and Tax-Exempt Bond Fund of Connecticut would cease operations.

The investment objectives of Tax-Exempt Bond Fund of Connecticut and Municipal Bond Fund are similar and the two funds employ similar investment policies to achieve their investment objectives, except that Municipal Bond Fund does not concentrate its investments in municipal securities that pay interest which is exempt from Connecticut income tax. Municipal Bond Fund seeks to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. Tax-Exempt Bond Fund of Connecticut seeks to achieve a high level of current income exempt from federal taxes and Connecticut taxes.

The Plan requires approval of Tax-Exempt Bond Fund of Connecticut shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in August 2001. If the Plan is approved by shareholders of Tax-Exempt Bond Fund of Connecticut and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective on or about August 1, 2001, Class A shares of the Tax-Exempt Bond Fund of Connecticut will be closed to new investors.